Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Class A ordinary shares, $0.0001 par value per share, of Texas Ventures Acquisition III Corp, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 19th day of February, 2026.

YORKVILLE ACQUISITION SPONSOR II, LLC

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo, President
Date:	February 19, 2026

YA II PN, LTD.

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo, President
Date:	February 19, 2026

YA GLOBAL INVESTMENTS II (U.S.), LP

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo, President
Date:	February 19, 2026

YORKVILLE ADVISORS GLOBAL, LP

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo, President
Date:	February 19, 2026

YORKVILLE ADVISORS GLOBAL II, LLC

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo, President
Date:	February 19, 2026

YAII GP, LP

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo, President
Date:	February 19, 2026

YAII GP II, LLC

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo, President
Date:	February 19, 2026

MARK ANGELO

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo
Date:	February 19, 2026

SC-SIGMA GLOBAL PARTNERS, LP

Signature:	/s/ Mark Angelo
Name/Title:	Mark Angelo, President
Date:	February 19, 2026